UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 17, 2017 (Date of earliest event reported)
REVA MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01   Regulation FD Disclosure

REVA Medical, Inc. (“REVA” or the “Company”) announced that it had sponsored a symposium at the Paris Course on Revascularization, or EuroPCR 2017, being held in Paris, France, this week. The symposium, entitled, Fantom: performance gains and clinical data for a next generation BRS, highlights the Company’s recently announced clinical data from its FANTOM II trial. Information regarding the Company’s newly initiated clinical trials and plans for expansion is also presented. The announcement and presentation materials are attached hereto as Exhibits. A copy of the presentation materials are posted under the Investor Relations section of REVA’s website at www.revamedical.com.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, this information including the Exhibits are furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Item 9.01   Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Cover Announcement entitled, “REVA Symposium Showcases Clinical Data”
99.2	Presentation entitled, “REVA FANTOM II Performance and healing patterns by OCT”
99.3	Presentation entitled, “Fantom: performance gains and clinical data for a next-generation BRS”
99.4	Presentation entitled, “Studies beyond CE-mark: Fantom in long lesion & Multi-Vessel Disease”
99.5	Presentation entitled, “The FANTOM Scaffold Expanding the use of Fantom BRS in worldwide markets: REVA’s global clinical trial programme and beyond”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: May 19, 2017	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)

Index to Exhibits

Exhibit Number	Description of Exhibits
99.1	Cover Announcement entitled, “REVA Symposium Showcases Clinical Data”
99.2	Presentation entitled, “REVA FANTOM II Performance and healing patterns by OCT”
99.3	Presentation entitled, “Fantom: performance gains and clinical data for a next-generation BRS”
99.4	Presentation entitled, “Studies beyond CE-mark: Fantom in long lesion & Multi-Vessel Disease”
99.5	Presentation entitled, “The FANTOM Scaffold Expanding the use of Fantom BRS in worldwide markets: REVA’s global clinical trial programme and beyond”